Newport Plaza Associates, L.P.                            Date: 14 February 2003
c/o Cedar Bay Realty Advisors, Inc.
44 South Bayles Avenue - Suite 304
Port Washington, New York 11050

Dear Sirs

                            Our Reference: CMSW10001
                  Re: USD Amortizing Interest Rate Swap/Option

The purpose of this document is to set forth the terms and conditions of the transaction entered into between Citizens Bank of Pennsylvania ("CBPA") and yourselves ("Counterparty") on the trade date specified below (the "Transaction"). This document will constitute a "Confirmation" as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between Counterparty and CBPA as to the terms of the Transaction to which this Confirmation relates. In addition, Counterparty and CBPA agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA Form") published by the ISDA, with such modifications as Counterparty and CBPA shall in good faith agree (the "Agreement"). Upon the execution by Counterparty and CBPA of such Agreement, this Confirmation will supplement, form part of, and be subject to the Agreement. Until we execute and deliver that Agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule) on the Trade Date of the first such Transaction between us. For purposes thereof, the Second Method and Loss shall apply. All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and either the ISDA Form or the Agreement, this Confirmation will govern for the purpose of this Transaction.

The terms of the particular Transaction to which this Confirmation relates which is an Option on the Underlying Transaction referred to below are as follows:

1. Swaption Terms

Trade Date                                                 06 February 2003

Option Style                                               European

Seller                                                     CBPA

Buyer                                                      Newport Plaza Associates, L.P.

Premium                                                    Consideration paid under swap reference numbers:
                                                           CMD00075, CMD00077, CMD00079 & CMD00081
Premium Payment Date                                       N/A

Business Days for Payments                                 N/A

2. Procedure for Exercise

Exercise Period                                            The Expiration Date from, and including, 9.00 a.m.
                                                           New York time to, and including, the Expiration Time

Expiration                                                 Date 26 June 2003 or, if such day is not a New York and
                                                           London Business Day, the next following such
                                                           Business Day

Expiration Time                                            11:00am New York time

Exercise Business Day                                      New York and London

Partial Exercise                                           Inapplicable

Written Confirmation of Exercise                           Applicable

Automatic Exercise                                         Inapplicable

3. Settlement Terms

Settlement                                                 Physical


4. The particular terms of the Underlying Swap Transaction to which this Confirmation relates are as follows:

Notional Amount                                            See Schedule A

Trade Date                                                 06 February 2003

Effective Date                                             30 June 2003

Termination Date                                           06 February 2010, subject to adjustment in accordance
                                                           with the Modified Following Business Day
                                                           Convention.

Fixed Amounts
-------------

Fixed Rate Payer                                           Newport Plaza Associates, L.P.

Fixed Rate Payer Payment Dates                             The 6th day of each month from and including 06
                                                           August 2003 to and including the Termination Date
                                                           subject to adjustment in accordance with the Modified
                                                           Following Business Day Convention.

Fixed Rate                                                 4.33 pct

Fixed Rate Day Count Fraction                              Actual / 360

Floating Amounts
----------------

Floating Rate Payer                                        CBPA

Floating Rate Payer Payment Dates                          The 6th day of each month from and including 06
                                                           August 2003 to and including the Termination Date
                                                           subject to adjustment in accordance with the Modified
                                                           Following Business Day Convention.

Floating Rate for initial Calculation Period               To be advised

Floating Rate Option                                       USD-LIBOR-BBA

Designated Maturity                                        1 Month (The initial Calculation Period will  be
                                                           subject to a Linear Interpolation)

Spread                                                     None

Floating Rate Day Count Fraction                           Actual / 360

Reset Dates                                                The first day of each Calculation Period.

Business Days                                              New York and London

Calculation Agent                                          CBPA


Payments to Counterparty:

         Account Number:                                   6202093165
         Account Name:                                     Newport Plaza Associates, L.P.
         Bank:                                             CBPA

So long as no Event of Default or Termination Event shall have occurred and then be continuing with respect to Counterparty, the parties hereto agree that Counterparty may terminate this Transaction by at least [5] Business days prior notice to CBPA of its intention to do so, whereupon (a) the obligations of the parties to make any further payments under Section 2(a)(i) of the Agreement in respect of such Transaction shall terminate, (b) the Calculation Agent shall determine a Settlement Amount in accordance with the provisions of the ISDA Master Agreement and provide a statement with respect thereto, and (c) a termination payment shall be made on the Early Termination Date as if such Transaction were a Terminated Transaction and Counterparty was the Affected Party.

Counterparty and CBPA represent that each party is acting for its own account and, that each party has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based on its own judgement and upon advice from such advisors as it has deemed necessary. Neither party is relying upon any communication (written or oral) from the other party as investment advice or as a recommendation to enter into this Transaction. Information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No assurances or guarantees (written or oral) as to the expected results of this Transaction have been received by either party. Each party is capable of evaluating and understanding the terms, risks and conditions of this Transaction. Each party is capable of assuming, and assumes, the financial and other risks of this Transaction.

Counterparty understands that the Transaction entered into under this Confirmation does not constitute a deposit and is not insured by the Federal Deposit Insurance Corporation, Federal Reserve Board, Office of the Comptroller of the Currency or any state or federal banking agency.

All inquiries regarding payments and/or rate re-settings should be sent to:

CBPA:

Citizens Bank of Pennsylvania
One Citizens Plaza
Providence, RI 02903
Attn: Treasury
Michael Smith     Phone 401-282-7250
                  Fax   401-282-7718

Counterparty:
Newport Plaza Associates, L.P.
c/o Cedar Bay Realty Advisors, Inc.
44 South Bayles Avenue - Suite 304
Port Washington, New York 11050

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation enclosed for that purpose and returning it to us via mail at the address listed above.

         For and on behalf of Citizens Bank of Pennsylvania


         By:___________________________

         Name:
         Title: Authorized Signatory

Newport Plaza Associates, L.P.

By:___________________________

Name:
Title:

SCHEDULE A - CMSW10001

Calculation Period                                        Notional Amount (USD)

     30 June 2003           to         06 August 2003         1,600,000.00
    06 August 2003          to       06 September 2003        1,597,400.00
   06 September 2003        to        06 October 2003         1,594,800.00
    06 October 2003         to        06 November 2003        1,592,200.00
   06 November 2003         to        06 December 2003        1,589,600.00
   06 December 2003         to        06 January 2004         1,587,000.00
    06 January 2004         to        06 February 2004        1,584,400.00
   06 February 2004         to         06 March 2004          1,581,800.00
     06 March 2004          to         06 April 2004          1,579,200.00
     06 April 2004          to          06 May 2004           1,576,600.00
      06 May 2004           to          06 June 2004          1,574,000.00
     06 June 2004           to          06 July 2004          1,571,400.00
     06 July 2004           to         06 August 2004         1,568,800.00
    06 August 2004          to       06 September 2004        1,566,200.00
   06 September 2004        to        06 October 2004         1,563,600.00
    06 October 2004         to        06 November 2004        1,561,000.00
   06 November 2004         to        06 December 2004        1,558,400.00
   06 December 2004         to        06 January 2005         1,555,800.00
    06 January 2005         to        06 February 2005        1,553,200.00
   06 February 2005         to         06 March 2005          1,550,600.00
     06 March 2005          to         06 April 2005          1,548,000.00
     06 April 2005          to          06 May 2005           1,545,400.00
      06 May 2005           to          06 June 2005          1,542,800.00
     06 June 2005           to          06 July 2005          1,540,200.00
     06 July 2005           to         06 August 2005         1,537,600.00
    06 August 2005          to       06 September 2005        1,535,000.00
   06 September 2005        to        06 October 2005         1,532,400.00
    06 October 2005         to        06 November 2005        1,529,800.00
   06 November 2005         to        06 December 2005        1,527,200.00
   06 December 2005         to        06 January 2006         1,524,600.00
    06 January 2006         to        06 February 2006        1,522,000.00
   06 February 2006         to         06 March 2006          1,519,400.00
     06 March 2006          to         06 April 2006          1,516,800.00
     06 April 2006          to          06 May 2006           1,514,200.00
      06 May 2006           to          06 June 2006          1,511,600.00
     06 June 2006           to          06 July 2006          1,509,000.00
     06 July 2006           to         06 August 2006         1,506,400.00
    06 August 2006          to       06 September 2006        1,503,800.00
   06 September 2006        to        06 October 2006         1,501,200.00
    06 October 2006         to        06 November 2006        1,498,600.00

SCHEDULE A - CMSW10001

Calculation Period                                        Notional Amount (USD)

    06 November 2006     to     06 December 2006            1,496,000.00
    06 December 2006     to      06 January 2007            1,493,400.00
     06 January 2007     to     06 February 2007            1,490,800.00
    06 February 2007     to       06 March 2007             1,488,200.00
      06 March 2007      to       06 April 2007             1,485,600.00
      06 April 2007      to        06 May 2007              1,483,000.00
       06 May 2007       to       06 June 2007              1,480,400.00
      06 June 2007       to       06 July 2007              1,477,800.00
      06 July 2007       to      06 August 2007             1,475,200.00
     06 August 2007      to     06 September 2007           1,472,600.00
    06 September 2007    to      06 October 2007            1,470,000.00
     06 October 2007     to     06 November 2007            1,467,400.00
    06 November 2007     to     06 December 2007            1,464,800.00
    06 December 2007     to      06 January 2008            1,462,200.00
     06 January 2008     to     06 February 2008            1,459,600.00
    06 February 2008     to       06 March 2008             1,457,000.00
      06 March 2008      to       06 April 2008             1,454,400.00
      06 April 2008      to        06 May 2008              1,451,800.00
       06 May 2008       to       06 June 2008              1,449,200.00
      06 June 2008       to       06 July 2008              1,446,600.00
      06 July 2008       to      06 August 2008             1,444,000.00
     06 August 2008      to     06 September 2008           1,441,400.00
    06 September 2008    to      06 October 2008            1,438,800.00
     06 October 2008     to     06 November 2008            1,436,200.00
    06 November 2008     to     06 December 2008            1,433,600.00
    06 December 2008     to      06 January 2009            1,431,000.00
     06 January 2009     to     06 February 2009            1,428,400.00
    06 February 2009     to       06 March 2009             1,425,800.00
      06 March 2009      to       06 April 2009             1,423,200.00
      06 April 2009      to        06 May 2009              1,420,600.00
       06 May 2009       to       06 June 2009              1,418,000.00
      06 June 2009       to       06 July 2009              1,415,400.00
      06 July 2009       to      06 August 2009             1,412,800.00
     06 August 2009      to     06 September 2009           1,410,200.00
    06 September 2009    to      06 October 2009            1,407,600.00
     06 October 2009     to     06 November 2009            1,405,000.00
    06 November 2009     to     06 December 2009            1,402,400.00
    06 December 2009     to      06 January 2010            1,399,800.00
     06 January 2010     to     06 February 2010            1,397,200.00

Please be advised all dates are subject to adjustment in accordance with the Modified Following Business Day Convention